aptera

Investor Presentation

NASDAQ Ticker: SEV



January 2026

Disclaimer

Certain information in this presentation is based on data obtained from third-party sources and Aptera's own internal estimates. While Aptera believes these sources to be reliable, it has not independently verified the information and makes no representations as to its accuracy or completeness.

This presentation may include "non-GAAP financial measures". These non-GAAP measures may not be comparable to similarly-titled measures presented by other companies and should not be construed as an alternative to financial measures determined in accordance with GAAP. Refer to the Appendix for a reconciliation of any non-GAAP financial measures to the most directly comparable GAAP measures.

Cautionary Note Regarding Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "believe," "estimate," "potential," "predict," "project," "should," "would," and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission including the Registration Statement on Form S-1 (File No. 333-289898), declared effective by the Securities and Exchange Commission on September 30, 2025. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.



Aptera's driven to build a future where every journey is powered by the Sun

Modern transportation's driven by pollution



We Believe Aptera is the solution



With compelling efficiency and range



Solar energy helps give you the freedom to travel untethered from the grid





Solar Differentiation

We are creating **a new vehicle segment**

The Aptera is designed to be the **FIRST** vehicle that can provide meaningful daily solar charging

This is **FREEDOM!**



The Possible World Changing Impact of 1 Million Aptera Vehicles

10B

Miles of FREE solar driving per year

8B CO_2

Less pounds of Co2 in the atmosphere per year

9.8M

Barrels of gasoline Saved per year

- Our standard full solar package has been internally tested and show to produce over 10,000 miles a year of driving power in sunny locations assuming an average target consumption rate of 100Wh/Mile
- The average car gets 24.4mpg. At 10B miles of free solar powered driving the fuel saving are 10b/24.4mpg = 410M gallons of fuel/42 gallons to a barrel = 9.76M barrels of gasoline saved per year (source afdc.energy.gov)
- Based on EPA gasoline CO_2 emissions factors, approximately 8 billion pounds of CO_2 could be avoided annually from 10B miles of solar-powered driving (source EPA.gov)

Leadership Team

Steve Fambro

Founder & CEO



Chris Anthony

Founder & CEO



Tom DaPolito

Interim CFO



Tim Dine

Senior Director, Engineering



Leon Kaunitz

SVP, Engineering



Blake Ryan

VP, Finance



Chris McCammon

Head of Marketing



Tony Kirton

Independent Director



Todd Butz

Independent Director



Our Company


aptera
5818



Aptera exists to **do more**

1 We've built a mission driven community of reservation holders

- Approximately **~49,000** reservations
- **Crowdfunded by 19,000+** investors
- **Engaged audience** of supporters

2 We're Scalable and capital-light

- Production Facility in place
- Expert supply chain partners: **LG Energy, Yazaki, Chery**
- Grant funding from **California Energy Commission**

3 We're building category-defining technology

- The most **efficiency focused EV ever**
- Designed for up to **40 miles/day of solar range**
- Designed for **low aerodynamic drag and lightweight construction**

Validated Market Demand

We believe we have strong backlog-to-capacity coverage. Unique product and form factor make it unlikely that the Aptera is cross-shopped against other EVs.

Approximately 49k Reservations

With our **first ~2,000 delivery slots** secured with over **$20K in equity investments on average**



Manufacturing Model

- **Composite-based architecture:** Just **six key structural parts**
- **Lean production footprint:** No stamping, welding, heavy robotics, or paint
- **Cost-effective tooling:** Simplified setup with **reduced workforce**
- **Modular micro factories: <100k sq-ft**, assembly footprint designed for repeatability



Vehicle Grade Fiberglass



Forged Carbon Fiber





Supply Chain Strength

Tier-1 supplier network: Key components to be sourced from Mitsubishi Chemical Group, LG Energy Solution, Chery.

Standardized supply chain: Common components support potential global replication and cost control.

Scalable operations: Simplified logistics and inventory to enable potential efficient growth across regions.

- Shown suppliers represent a non-exhaustive subset of previously paid supply chain partners.

Our First Product





Designed to Utilize Energy Efficiency & Aerodynamics as a Strategic Lever

Enables **smaller battery packs,**
lower build costs, and lower capex

With **daily driving fueled by free Solar Power**

Target Vehicle Specifications

1/3

Energy Per Mile

~ A third of the energy per mile versus the average EV

1/2

Weight

~ Half the weight of the average EV



9AZL154
9GNB632

- Design targets include approximately 100 Wh/mi energy consumption versus the industry average of 309 Wh/mi (source ev-database.org). These targets reflect design intent and are subject to change based on validation, testing, and production constraints.
- Design targets include a curb weight of approximately 2,200 lbs compared to the average EV weight of 4,400 lbs (source sustainabilitybynumbers.com). Actual vehicle weight may vary.

Vehicle Specifications

Storage


HEAVY READY
JUL CAL
MFG 2A 05821

32.5 ft^3 of storage

(2x the trunk space of a Toyota Camry)

- Toyota Camry trunk space (https://www.toyota.com/camry/)

Aptera is designed for safety

Low center of gravity
makes Aptera extremely stable

Composite structures give **superior strength-to-weight ratios compared to steel**

Structural battery pack **moves impact loads around the battery**

Large front crumple zone and side impact protection



Large crumple zones, rollover and side impact protection, seat belts, and airbags.



Solar Power is Integral to the Platform

In optimal sunny locations, our solar can generate **~10,000 miles** of free driving per year, with **~1,000 miles per month** in summer.

Our Solar EV can de-stress the grid by providing clean driving power

Many drivers may **never have to charge their Aptera in sunny locations**

Many **solar revenue streams are being developed from our Solar IP Portfolio**

- Our standard full solar package has been internally tested and show to produce over 10,000 miles a year of driving power in sunny locations assuming an average target consumption rate of 100Wh/Mile.

These elements combine to create a one-of-a-kind vehicle designed for...

A range of up to **400 miles**

Little need to charge
for most daily driving in sunny locations

Performance that's **difficult for established Automotive Industry to replicate**



- Our internal design targets show that the 44 kWh (42 kWh usable) battery pack can drive up to 400 miles on a single charge at a targeted consumption rate of 100 Wh/mile.
- Our standard full solar package has been internally designed and targeted to produce over 10,000 miles per year in sunny locations, with the vehicle using an average target consumption rate of 100 Wh/mile.

Our Future Products





Aptera Solar Technology

3D Curved Glass Solar	Strategic IP Portfolio	Technology Front Runner	Versatility Platform	Custom Solar Charge Controller

- Some images are Computer renderings of potential future Aptera products

Expanding Aptera From Road to Industry

Leveraging our three-wheeled design to scale
into commercial applications and adjacent industries



- This is a Computer rendering of a potential future Aptera product

Additional Information



Funding and Execution Strategy






$65 Million		$160 Million	Self Funded
Validation Vehicle Builds	**First Customer Deliveries**	**High Volume Production**	**Multi Plant Expansion**
Crash testing Brake & suspension calibration Software testing	Low volume production Manual built vehicles Supply chain validation	Automated assembly High volume parts pricing Sales & service network	Duplicate assembly facility Establish solar and battery manufacturing hubs

Investor Takeaways

Aptera is here **to Do More!**

We've got the **team and tech to make solar a reality for transportation**

You can help us **build a bright future with SEV**


Nasdaq : SEV